SUBLEASE
AGREEMENT

AGREEMENT OF SUBLEASE made as of the day of March.
       1995. by and between SPEEDY RAC. [NC.. A New York corporation with Offices at 55-1 1 Northern Boulevard, Woodside. New York (hereinafter "Sublessor") and MAJOR SUBARU INC a corporation with offices at 43-40 Northern Boulevard. Long Island City. New York (hereinafter "Sublessee").
W I TN E S ST H
WHEREAS. pursuant to a certain lease dated as of February. 1995. between H&M Holding Co., a partnership. as landlord (hereinafter the "Landlord") and Sublessor. as tenant. Sublessor is a tenant of premises known as 55-I I Northern Boulevard, Woodside New York (the "Demised Promises") (a copy' of ~~hich lease is annexed hereto as Exhibit A); and
W'HEREAS   Sublessee  desires  to  sublease  a  portion  of  the  Demised
Promises from Sublessor (the "Subleased Premises") and Sublessor is desirous of subleasing same to Sublessee; and
WHEREAS, the parties hereto wish to set forth the terms of such sublease in writing:
NOW. THEREFORE, in consideration of the mutual covenants herein contained as well as other good and valuable consideration, it is hereby a greed as follows:
I. RECITALS. The recitals set forth hereinabove are incorporated in this sublease as if more fully set forth herein at length.
2.     PREMISES. Sublessor hereby subleases to Sublessee.




and Sublessee hereby hires from Sublessor, the Subleased Premises known as 55-09 Northern Boulevard.
Woodside. Now York. consisting of front office showroom, front three roll up doors as well as one roll-up door on side of premises fronting on 56th Street. subject to the terms and conditions of the Lease and this sublease.
3. COMMENCEMENT. This sublease shall commence as of February 1, 1995 (the "Commencement Date").
4. TERM; RENEWAL. The term of this sublease shall commence on the Commencement Date and shall terminate on January 31. 1998. unless sooner terminated pursuant to any of the terms and conditions of this sublease or of the Lease.
upon expiration or other termination of this Sublease, Sublessee shall quit and surrender the Subleased
Premises in the condition and state of repair required under the Lease, as at the inception of the sublease. reasonable wear and tear excepted.
> USE. Sublessee shall use the Subleased Premises as a showroom, offices and for the making of minor automobile repairs only. and in conformity with the Lease and all City. County. State. Federal and other municipal or governmental regulations.
6. PREMISES "AS 15W. Sublessee acknowledges that it has inspected the Subleased Premises and hereby accepts the same in an "as is" condition on the date hereof Sublessor shall have no obligation whatsoever to
make  any   alterations,   -improvements  or  repairs  to  the  Subleased
Premises.
7.     RENT. ADDITIONAL RENT.
2
Sublessee covenants and
agrees to pay' to Sublessor, at its address set forth hereinaboxe.its rental for the term hereof on the first dax of each calendarmonth xvithout notice or demand and without abatement, deduction orset-off of any amount xvhatsoever. except as may be expressl~provided for herein), as folloxvs:
(a) For the period February 1. 1995 through January 3 I, 19960 the sum of Sixty-Three Thousand ($63,000).
Dollars per annum, payable in equal monthly installments of Five
Thousand Txvo Hundred Fifty ($5,250.00) Dollars;
(b) For the period February 1. 1996 through January
311 19971. the sum of Sixty-Six Thousand One Hundred Fifty' ($66.1
50.00) Dollars per annum, payable in equal monthly installments of Five Thousand Five Hundred Txxelxe and 50 100 ($5,512.50) Dollars:
(c) For the period February 1. 1997 through January
31. 1998. the sum of Sixty-Nine Thousand Four Hundred Fifty-Sexen and
56 100 ($69,457.56) Dollars. pa~'able in equal monthly installments of Five Thousand Seven Hundred Eightx-Fh~ht and 13 100 ($5,788.13)
Dollars. Sublessee shall be required to and shall pay the Nexv York
Cirt Commercial Rent and Occupancy Tax in respect of this sublease. Payments of additional rent, if any. required to be made hereunder, shall be due and paxable three (3) days after submission by Sublessor of the bill evidencing same, and Sublessee shall not be entitled to any credits or offsets of any kind xx ith respect to same. In the event of a default by Sublessee xx ith respect to the payment of items of additional rent. such default shall be deemed to be a breach of this sublease.
a. UTILITY Sublessee shall be responsible, at its
       sole cost and expense. for the installation of separate meters
xv ith
respect to heat, gas.   Electricity and hot water servicing the
       Subleased Promises, and for the payment of all such utility charges




a
directly to the respective agencies providing same. In the event that, xx ith the prior consent of Sublessor, Sublessee chooses not to have such separate meters installed, then in that event Sublessee shall pay to Sublessor, as and for additional rent, the folloxx'ing: (a) With respect to electricity, such amount as shall exceed the sum of$ per month billed by Con Edison with respect to account number (b) With respect to heat and gas . such amount as shall exceed the sum of$ per month billed by Brook I vn Union Gas with respect to account number 9

(c) With respect to water, % of such amount as shall be billed to the entire premises of which the Subleased Premises form a part.
       91. SUBORDINATION ASSUMPTION OF CERTAIN LEASE TERMS. This Sublease shall be subject and subordinate to the Lease and to all of the terms, provisions, covenants and conditions contained therein. To the extent not inconsistent with the agreements or understandings expressed or implied in this Sublease or applicable only to the original parties to the Lease the rent and additional rent reserved under the Lease), the terms.

provisions.
covenants and conditions of the Lease are hereby' incorporated herein by reference on the folloxvine understandings: (a) The term `Landlord, as used therein, shall refer to Sublessor hereunder, its successors and assigns. The term "Tenant", as used therein, shall refer to Sublessee hereunder, its permitted successors and 4 assigns. and the term "Demised Premises" or "Premises", as used therein, shall refer to the Subleased Promises. (b) Wherever it is provided in the Lease that Landlord has the right to elect to perform any covenant of the tenant thereunder upon default of the tenant in observing or complying with such covenant, such rieht shall inure to the benefit of Sublessor. (c) Without limiting the generality of the foregoing provisions, Sublessor shall not be responsible for furnishing any' service. maintenance or repairs to the Subleased Premises, and Sublessee shall in no event whatsoever be entitled to any allowance, reduction, or adjustment of the rent or additional rent pa~'able under this Sublease by reason of the failure of Landlord or Sublessor to comply with Landlords obligations, if any, to supply or render the same unless such failure of Landlord shall result in an allowance, reduction, or adjustment of the rent payable by' Sublessor under the Lease, in xxhich event Sublessee shall be alloxved a reduction on the rent payable under this Sublease in any amount equal to the product of(i) the allowance, reduction, or adjustment of the rent payable by Sublessor under the Lease: and (ii) the ratio of the extent to xxhich such failure affects the Subleased Premises to the extent to x~hich such failure affects the Demised Premises.




(d) Except as expressly set forth in this Sublease. Sublessee shall observe and perform the terms. provisions, covenants and conditions of the Lease on the part of the tenant thereunder to be observed and performed. and shall not do or suffer or permit anything to be done which would result in a default under the Lease or cause same to be terminated or forfeited.' 10. NOTICES. Except as otherwise set forth herein, whenever a time is specified in the Lease for the giving of any notice or the making ofany demand by tenant thereunder. such time shall be deemed, for the purpose of this Sublease only to be three (3) days prior thereto: whenever a time is specified in the Lease for the giving of any notice or the making of any demand by the Landlord thereunder, such time shall be deemed, for the purpose of this Sublease only, to be three days (3) thereafter. Whenever a time is specified in the Lease within which the Landlord thereunder must give notice or make a demand following an event. or within which Landlord must respond to any notice, request, or demand 0 previously given or made by tenant, such time shall be deemed to be. for the purposes of this Sublease only, to be three (3) days thereafter. It is the purpose and intent of the foregoing provisions to provide Sublessor with time within which to transmit to Landlord any notices or demands received from Sublessee. and to transmit to Sublessee any notices or demands received from Landlord. All notices and other communications required or desired 6 to be given pursuant to this Sublease shall be in xvriting and shall be deemed given either ifdelixered personally.' x~ ith receipt acknowledged in xvriting. or sent by certified or registered mail postage prepaid. return receipt requested, to the party entitled to such notice, at their respectixe addresses set forth hereinabove II. Plan OF SUBLESSOR TO CURB SUBLESSEE'S DEFAULT. In the event Sublessee shall fail to perform any' of the terms, provisions, covenants or conditions of this Sublease on its part to be performed. and in the further exent such failure shall constitute a default under the Lease, then Sublessor may. after notice and at its sale option. perform any such term, provision, covenant or condition, and the full cost and expense of such performance shall immediately be due and oxving by Sublessee to Sublessor. together x~ ith interest thereon at the rate oftwelve (l20o) percent per annum from the date ofpaxment thereof by Sublessor. In the event Sublessee shall default in the performance or. observance of any tern, covenant, or aereement contained herein or in the Lease as herein incorporated, and if such default shall not haxe been remedied after notice given bx Sublessor to Sublessee within any grace period (as modified in paragraph 9 this Sublease) provided for under the Lease, then in that event Sublessor shall be entitled to exercise any and all rights and remedies to which Sublessor is entitled by laxv or which are specifically granted to Landlord under the Lease. which rights and remedies are hereby incorporated herein and made a part hereof 7 xvith the same force and effect as though herein specifically set forth. Sublessee shall have similar rights -to cure any default of Sublessor hereunder.
12. COVENANTS AND APPROVALS OF SUBLESSOR In the event this sublease requires the consent or approval of Sublessor prior to the taking of any action, then it shall be a condition precedent to the taking of such action that the prior consent or approval of Landlord shall have been obtained if the same must be obtained under the Lease. If Sublessee is not in default hereunder then Sublessor's consent or approxal shall not be unreasonably withheld in any such case in xvhich Landlord has gixen its consent. 13. BROKE Sublessee covenants* xxarrantsand represents that it has dealt xvith no broker in connection with this Sublease. Sublessee hereby Indemnities and holds Sublessor harmless against any claims, loss. `costs and expenses (including reasonable attorney's fees) resulting from a breach by such indemnitor ofthis covenant, representation and xvarrant'v.
14.   TERMINATION OF LEASE, in the event the Lease shall be terminated for any reason whatsoever. including, but not limited to. termination by Sublessor or Landlord in accordance with any right or option given to any such party in the Lease. then in that event this sublease shall terminate automatically without notice to Sublessee. and Sublessee shall have no further obligations hereunder.
15.   INSURANCE. Sublessee shall obtain and keep in full
8



Iforce and effect, during the term hereof a policy of comprehensive general public liability and property damage insurance for general off ice use, with a contractual liability endorsement under which Sublessee is named as the insured, and Sublessor. Landlord and any lessors and any mortgage es (whose names shall have been furnished to Sublessee) are named as additional insured parties. Such policy shall contain a provision that no act or omission of the Sublessee shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained and that the policy shall be non-cancellable with respect to Sublessor, Landlord and such lessors and mortgages unless thirty (30) days" xxritten notice shall have been given to Sublessor by certified mail, return receipt requested. which notice shall contain the policy number and the names of the insured and additional insureds. A certificate of such insurance shall be delivered to Sublessor prior to the Commencement Date. The minimum limits of liability shall be combined single limits with respect to each occurrence in an aniount of not less than $l.000.000.00 for injury to persons (or death) and $50,000 for damage to property. All insurance required to be carried by' S ublessee pursuant to the terms of this Sublease shall be effected under valid and enforceable policies issued by reputable and dependent insurers licensed to do business in the State of Nexv York, and reasonably acceptable to Sublessor. 16. SIGNS. Sublessee shall have the -right to place such signs as may' be necessary for its business on the subleased Premises upon prior approval of Sublessor. which approval shall not 9 be unreasonably withheld, and so long as same areWith the Lease and applicable local laws and rules. 17.
MISCELL ANE OUS.

in accordance
(a) This sublease and the Lease incorporated herein contain the entire agreement between the parties xx ith respect to the subject matter of this Sublease, and all prior negotiations and agreements with respect thereto are merged in this Sublease. (b) This sublease may not be changed, modified or discharged. in whole or in part. and no oral or executory agreement shall be effective to change, modifY or discharge this Sublease, in whole or in part. or an', obligations hereunder, unless such agreement is set forth in a xvritten instrument executed by' the party against xvhom enforcement is sought. (c) No consent or approval of Sublessor shall be deemed to have been given or to be effective for any purpose unless such consent or approval is set forth in a written instrument executed by' Sublessor. (d) The terms, covenants, and conditions contained in this Sublease shall bind and inure to the benefit of Sublessor and Sublessee and their successors and assigns, except as otherwise expressly' provided in this Sublease. fe) The xvaiver of any provision contained herein shall not constitute a further waiver of that or any other provision hereof (0 in the event any provision contained herein is deemed unenforceable, such determination shall not affect any other 10 provision contained herein.

   IN WITNESS WHEREOF, the parties hereto have

executed this Sublease as of the day' and year

first above written.

SUBLESSOR:
SPEEDY P.A.C., INC.

By: ts'

SUBLESSEE:
MAJOR SUBARU. INC.

By: s' Bruce Bendell Bruce Bendell

All such remedies am cumulative, and may be exercised concurrently or separately.

17. GUARANTOR. By signing below, the personal guarantor(s) and/or the corporate guarantor(s) of this lease hereby guarantees each and every obligation of the Lessee contained herein. MFL shall not be required to exhaust any remedies it may have against the Lessee named herein before proceeding against the guarantor(s).

8. MFL's EXPENSES. Lessee shall pay MFL all costs and expenses.
including reasonable attorneys' fees. incurred by MFL in exercising any of its fights or remedies hereunder or in enforcing any of the terms. conditions, and provisions hereof

19. PROHIBITION UPON ASSIGNMENT. Without the prior xxritten consent of MFL. Lessee shall not (a) assign. transfer, pledge or hypothecate this lease, the Leased Property or any part thereof, or any' interest therein, or (b) sublet or lend the Leased Property or any part thereof, or permit the Leased Property or any part thereof to be used by anyone other than Lessee or Lessee's eniplo~ees. Consent to any of the foregoing prohibited acts applies only in the given instance: and is not a consent to any subsequent like act by [.essee or any other person.

Subject alxvays to the foregoing, this lease inures to the benefit of and is binding upon the heirs, legatees. personal representatives, successors and assigns of the parties hereto.

20. MFL's ASSIGNMENT. It is understood that MFL contemplates assigning this lease or mortgaging the Leased Property, and that said assignee may assign the same. All rights of MFL hereunder may' be assigned. pledged, mortgaged. transferred, or otherwise disposed of. either in whole or in part. xvithout notice to Lessee. If N'IFL assigns this Lease or the rentals due or to become due hereunder or any other interest herein, whether as security for any of its indebtedness or otherwise, no breach or default by' N4FL hereunder or pursuant to any other agreement between MEL or Lessee, should there be one, shall excuse performance by' Lessee of any provision hereof No such assignee shall be obligated to perform any duty'. covenant or condition required to be performed by MEL under the terms of this Lease.

21. SECURITY INTEREST. The lessee hereby grants and creates a security interest in favor of the lessor in the "leased property" described above. This agreement shall constitute a security agreenient under the New York Uniform Commercial Code and the secured party (the lessor) is hereby authorized by the debtor (lessee) to file or refile any financing statements or continuation statements with respect to the security interest granted pursuant to this Agreement which at any time may' be required or appropriate. although the same may have been executed only by secured party(lessor).

~2. OWNERSHIP. The Leased Property is. and shall at all times be and remain, the sole and exclusive property of MFL: and the Lessee shall have no right, tide or interest therein or thereto except as expressly set forth in this Lease.

~3. PERSONAL PROPERTY. The Leased Property is, and shall at all times be and remain, personal property notwithstanding that the Leased Property or any part thereof may be. or hereafter become, in anx manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereof or attached in any manner to what is permanent as by means of cement, plaster. nails, bolts. screws or otherwise.

24. LATE CHARGES AND INTEREST. Should Lessee fail to pay any part of the rent herein reserved or any other sum required to be paid to MFL by Lessee xvithin ten (10) day's after the due date thereof. 1.essee shall pay unto MFL a late charge of five cents (.05) for each one dollar ($ I .00) of said monthly rent or other sum x~hich shall be delinquent.